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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) NOVEMBER 15, 2002

                             CNH RECEIVABLES INC.
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            (Exact Name of Registrant as Specified in its Charter)

                                 DELAWARE
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                (State or Other Jurisdiction of Incorporation)


                  33-84922, 3-992298, 333-52493,333-82741
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                          (Commission File Number)


                                76-0439709
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                    (I.R.S. Employer Identification No.)


                100 South Saunders Road Lake Forest, IL  60045
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             (Address of Principal Executive Offices)  (Zip Code)


                              (847) 735-9200
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

Exhibit
   No.   Document Description
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20.1     Monthly Servicer Report dated November 15, 2002.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CNH RECEIVABLES INC.
                                       (Registrant)

Dated: November 15, 2002               By: /s/ Brian J. O'Keane
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                                           Brian J. O'Keane
                                           Assistant Treasurer

                              INDEX TO EXHIBITS


Exhibit
  No.      Sequential Document Description
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 20.1      Monthly Servicer Report dated November 15, 2002.